UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  March 29, 2006


                         AMR CORPORATION
     (Exact name of registrant as specified in its charter)


         Delaware                1-8400                  75-1825172
(State of Incorporation)  (Commission File Number)     (IRS Employer
                                                    Identification No.)


4333 Amon Carter Blvd.    Fort Worth, Texas            76155
 (Address of principal executive offices)            (Zip Code)


                         (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






Item 1.01    Entry into a Material Definitive Agreement

On March 29, 2006, Thomas W. Horton ("Mr. Horton") accepted an employment offer from American Airlines, Inc. ("American"). The Executive will be the Executive Vice President, Finance and Planning and the Chief Financial Officer of American and its parent corporation, AMR Corporation ("AMR"). A brief description of the material terms of the Executive's Employment Agreement (the "Agreement") is contained in Item 5.02 below (which description is incorporated into this Item 1.01 by reference) and the Agreement is attached as Exhibit 10.1.


Item 5.02     Departure  of  Directors  or  Principal   Officers;
       Election of Directors; Appointment of Principal Officers

On March 29, 2006, the Company issued a press release announcing the appointment of Mr. Horton as Executive Vice President, Finance and Planning and Chief Financial Officer ("CFO") of AMR and American. Prior to this appointment, Mr. Horton had served at AT&T Corp. as Vice Chairman and CFO from January 2005 to January 2006 and Senior Vice President and CFO from June 2002 to January 2005. From August 1985 to June 2002, he served in a variety of management positions at American and AMR, including Senior Vice President Finance and CFO from January 2000 to June 2002. A copy of the press release announcing Mr. Horton's appointment is attached as Exhibit 99.1 and is incorporated by reference.

On March 29, 2006, AMR and American entered into the Agreement with Mr. Horton. The Agreement has a three year term. Pursuant to the Agreement, Mr. Horton will receive an annual base salary of $600,000 and an annual target bonus equal to 108% of his salary. Mr. Horton will also receive, among other things, the following stock or stock-based compensation awards: (i) 33,000 deferred shares, vesting on the first anniversary of his employment with American; (ii) 69,000 performance shares under AMR's 2004 - 2006 Performance Share Plan for Officers and Key Employees, as amended and restated as of March 29, 2006, payable in 2007 if certain performance criteria are met; (iii) 77,600 performance units under AMR's 2005 - 2007 Performance Unit Plan (or its successor plan), payable in 2008 if certain performance criteria are met; and (iv) options to purchase up to 59,200 shares of AMR's common stock, vesting equally over a period of five years (the overall term of the option grant is ten years). Mr. Horton will be eligible to participate in AMR's and American's management employee and executive benefit programs, including American's defined benefit retirement plans for management personnel and American's Supplemental Executive Retirement Plan (the "SERP"), and he will receive an annual personal allowance (as a replacement for the automobile lease and other personal allowances eliminated in 2003) of at least $27,000 per year. Pursuant to the Agreement, he will receive up to 3.9 years of additional age and service credit under the SERP. Upon termination of the Agreement without cause or by Mr. Horton for good reason, among other things, all of Mr. Horton's stock and stock-based compensation will immediately vest (subject to satisfaction of certain performance criteria for the performance shares and performance units); he will receive the 3.9 additional years of credited service under the SERP; and he will be entitled to two years of his salary and bonus.


Item 1.01    Entry into a Material Definitive Agreement

On March 29, 2006, the Board of Directors (the "Board") of AMR
Corporation (the "Corporation") approved the amendment and restatement of various compensation programs. The programs as amended and restated are as follows:

  a. The 2003-2005 Performance Share Plan for Officers and Key Employees, and the related 2003-2005 Performance Share Agreement (collectively the "2003-2005 Performance Share Plan");
  b. The 2004-2006 Performance Share Plan for Officers and Key Employees, and the related 2004-2006 Performance Share Agreement (collectively the "2004-2006 Performance Share Plan"); and
  c.   The Deferred Share Award Agreement (the "2004 Deferred Share
       Plan").




The amendment and restatement of the 2003-2005 Performance Share
Plan will result in a distribution of cash and stock upon the attainment of the performance criteria outlined therein. The anticipated distribution date is April 2006.

The  amendment and restatement of the 2004-2006 Performance Share
Plan will result in a distribution of cash and stock upon the attainment of the performance criteria outlined therein. The anticipated distribution date is April 2007.

The amendment and restatement of the 2004 Deferred Share Plan will result in a distribution of stock upon the recipient being employed by a wholly owned subsidiary of the Corporation on the vesting date. The anticipated distribution date is July 2007.

The Board also made certain grants to the executive officers of the Corporation under the 2003-2005 Performance Share Plan and the 2004-2006 Performance Share Plan. These grants replaced unit grants under earlier plans.

The Board also approved the 2006-2008 Performance Share Plan for Officers and Key Employees (the "2006-2008 Performance Share Plan"). The 2006-2008 Performance Share Plan will result in a distribution of stock upon the attainment of the performance criteria outlined therein. Awards under the 2006-2008 Performance Share Plan will be made in July 2006. The anticipated distribution date is April 2009.


Item 9.01   Financial Statements and Exhibits

     (c)  Exhibits

              Exhibit 10.1 Employment Agreement dated March 29, 2006, between AMR Corporation, American Airlines, Inc. and Thomas W. Horton

              Exhibit 99.1   Press release of AMR Corporation dated
                             March 29, 2006

              Exhibit 99.2   2003-2005 Performance Share Plan for
                             Officers and Key Employees, as Amended and
                             Restated March 29, 2006

              Exhibit 99.3   Form of 2003-2005 Performance Share
                             Agreement, as Amended and Restated March 29,
                             2006 (with awards to executive officers noted)

              Exhibit 99.4   2004-2006 Performance Share Plan for
                             Officers and Key Employees, as Amended and
                             Restated March 29, 2006

              Exhibit 99.5   Form of 2004-2006 Performance Share
                             Agreement, as Amended and Restated March 29,
                             2006 (with awards to executive officers noted)

              Exhibit 99.6   2006-2008 Performance Share Plan for
                             Officers and Key Employees

              Exhibit 99.7   Deferred Share Award Agreement as
                             Amended and Restated March 29, 2006











                               SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  March 31, 2006